UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2023

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WORTHINGTON INDUSTRIES INC

(Exact name of registrant as specified in its charter)

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Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

        On February 2, 2023, Worthington Industries, Inc., an Ohio corporation (the “Registrant”), issued a news release related to its previously announced plan to separate into two independent, publicly-traded companies, including updates on leadership teams and related activities. A copy of the Registrant’s news release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

        The information in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Registrant under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing. By furnishing the information in this Current Report on Form 8-K and the attached exhibit, the Registrant is making no admission as to the materiality of any information in this Current Report on Form 8-K or the exhibit.

Item 9.01. Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d) Exhibits: The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on February 2, 2023 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES INC

Date: February 2, 2023	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy
Vice President - General Counsel and Secretary